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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005



                       CITIGROUP MORTGAGE LOAN TRUST INC.

                       (as depositor under the Pooling and
                        Servicing Agreement, dated as of
                       February 1 2005, providing for the
                            issuance of Asset Backed
                        Pass-Through Certificates, Series
                                   2005-OPT1)

                       CITIGROUP MORTGAGE LOAN TRUST INC.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)

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          Delaware                  333-117349-10             01-0791848
          --------                  -------------             ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
     of Incorporation)               File Number)        Identification Number)


         390 Greenwich Street
          New York, New York                                     10013
          ------------------                                     -----
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's telephone number, including area code:  (212) 816-6000


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

            (a)      Financial Statements.

                     Not applicable.

            (b)      Pro Forma Financial Information.

                     Not applicable.

            (c)      Exhibits.


                       Item 601(a)
                    of Regulation S-K
Exhibit No.            Exhibit No.            Description
-----------            -----------            -----------
1                      5.1, 8.1, 23.1         Opinion and Consent of Thacher
                                              Proffitt & Wood LLP.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 9, 2005


                                             CITIGROUP MORTGAGE LOAN TRUST INC.


                                             By: /s/ Peter D. Steinmetz
                                                --------------------------------
                                             Name:  Peter D. Steinmetz
                                             Title: Vice President

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                                  EXHIBIT INDEX


                       Item 601(a)
                    of Regulation S-K
Exhibit No.            Exhibit No.            Description
-----------            -----------            -----------
1                      5.1, 8.1, 23.1         Opinion and Consent of Thacher
                                              Proffitt & Wood LLP.